SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 29, 2003
                                                          -------------

                            barnesandnoble.com inc.
                            -----------------------

             (Exact name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------

                 (State or other Jurisdiction of Incorporation)

            0-26063                                        13-4048787
-----------------------------                  --------------------------------
     Commission File Number)                  (IRS Employer Identification No.)

   76 Ninth Avenue, New York, NY                             10011
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(Address of Principal Executive Offices)                   (Zip Code)

Registrant's Telephone Number, Including Area Code    (212) 414-6000
                                                       -------------

                    ----------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                     -------------------------------------


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Item 5.  Other Events and Required FD Disclosure

     On July 29, 2003, Barnes & Noble, Inc., announced that it had reached an agreement with Bertelsmann AG and BOL.US Online, Inc., a wholly owned subsidiary of Bertelsmann, to acquire all of BOL.US Online, Inc.'s ownership interest in barnesandnoble.com inc. The acquisition is subject to certain closing conditions and is expected to close within 45 days. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

          99.1 Press release dated July 29, 2003

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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        barnesandnoble.com inc.
                                        (Registrant)

                                        By:/s/ Kevin M. Frain
                                           ----------------------------
                                        Name:  Kevin M. Frain
                                        Title: Chief Financial Officer and
                                                Vice President, Operations
                                               (Principal Accounting and
                                                Financial Officer)

Date: July 30, 2003